UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

JFrog Ltd.

(Exact name of Registrant as Specified in Its Charter)

Israel	001-39492	98-0680649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Caribbean Drive Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 329-1540

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	FROG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On December 15, 2021, the Board of Directors (the “Board”) of JFrog Ltd. (the “Company”) appointed Meerah Rajavel to serve on the Company’s Board as a Class III director, effective as of December 15, 2021.

Ms. Rajavel will receive the standard compensation and equity awards provided to the Company’s non-employee directors for their service pursuant to the Company’s Non-Employee Director Compensation Policy, a copy of which is filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1.

The Company will enter into its standard form of indemnification agreement with Ms. Rajavel, the form of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1. Ms. Rajavel has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Rajavel and any other persons pursuant to which she was appointed to serve on the Board of the Company.

A copy of the press release issued by the Company on December 16, 2021 announcing Ms. Rajavel’s appointment to the Board is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of JFrog Ltd. dated December 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JFrog Ltd.

Date: December 16, 2021	By:	/s/ Jacob Shulman
Jacob Shulman Chief Financial Officer